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                                AMENDMENT NO. 1
                                ---------------

         This Amendment No. 1 (the "Amendment") is made and entered into this 23rd day of May, 1997 to that certain Loan Agreement dated November 26, 1996 by and among MERITAGE HOSPITALITY GROUP INC. ("MHG"), ST. CLAIR INN, INC. ("SCI"), GRAND HARBOR RESORT INC. ("GH Resort"), THOMAS EDISON INN, INCORPORATED ("TEI"), MHG FOOD SERVICE INC. ("Food Service"), GRAND HARBOR YACHT CLUB INC. ("GH Yacht Club"), collectively, the Obligors and GREAT AMERICAN LIFE INSURANCE COMPANY, as Lender.

                                   WITNESSETH

         WHEREAS, GH Yacht Club has requested the Lender to make an additional loan to GH Yacht Club in the amount of Eight Hundred Seventy-Five Thousand and 00/100 Dollars ($875,000.00) (such loan shall hereinafter be referred to as "Loan III"); and

         WHEREAS, the Lender has agreed to make Loan III to GH Yacht Club under the terms of this Amendment No. 1;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. LOAN III. The Lender agrees to make Loan III to GH Yacht Club. Such loan shall be evidenced by a promissory note, substantially in the form of the attached Exhibit "A." Loan III shall be cross-collateralized with Loans I and II as set forth herein. The proceeds of Loan III shall be used by GH Yacht Club solely to finance the construction and improvement of boat slips on the property of GH Yacht Club and to pay an amount not exceeding $134,000 in real estate taxes due and payable on the property of GH Yacht Club and GH Resort.

         2. LOAN III FEE. GH Yacht Club shall pay to the Lender a fee of Eight Thousand Seven Hundred Fifty and 00/100 Dollars ($8,750.00) in connection with the Lender's commitment to make Loan III. Such fee shall be paid to the Lender contemporaneously with the execution of this Amendment.

         3. SECURITY FOR LOAN III. In order to secure the obligations of GH Yacht Club to repay Loan III, together with the interest accrued thereon and all other charges relating thereto, GH Yacht Club shall deliver, or cause to be delivered to, the Lender, the following:

                  (a) a mortgage on the real property and marina facility owned by GH Yacht Club substantially in the form of the attached Exhibit
         "B";

                  (b) a security agreement substantially in the form of the attached Exhibit "C" granting to the Lender a security interest in all personal property, tangible and intangible,


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         of GH Yacht Club, together with appropriate UCC Financing Statements to perfect the security interest granted to Lender;

                  (c) a Guaranty, substantially in the form of the attached Exhibit "D", executed by MHG and a Guaranty substantially in the form of Exhibit "E", executed by each of SCI, GH Resort, TEI and Food Service;

                  (d) mortgages on the real property owned by SCI, GH Resort and TEI, substantially in the forms of Exhibits "F", "G" and "H", respectively; and

                  (e) an Assignment of Construction Agreements, Management Agreements, Permits and Contracts, substantially in the form of Exhibit "I" hereto.

         4. DISBURSEMENTS OF LOAN PROCEEDS. The Lender shall make disbursements of the proceeds of Loan III to GH Yacht Club in accordance with the following provisions:

                  (a) GH Yacht Club shall submit to the Lender, no more frequently than twice per month, a master affidavit requesting an advance of loan proceeds at least five (5) days prior to the date of each disbursement. The affidavit shall list by name, trade breakdown and amount, the names of each contractor, subcontractor and materialman who has done work or supplied materials for the improvements to the property of GH Yacht Club;

                  (b) Borrower shall also submit supporting affidavits from each contractor/subcontractor and a materialman's certificate from each supplier, which evidence the following:

                           (1) whether or not such party has been paid;

                           (2) amount paid to the supplier or
                  contractor/subcontractor to date; and

                           (3)  balance due the supplier or
                  contractor/subcontractor to date.

In the event that any such affidavit or certificate states that there are one
(1) or more persons to whom sums are owing in respect to the construction, GH Yacht Club hereby authorizes Lender to pay on behalf of GH Yacht Club the sums owed to such persons directly.

                  (c) GH Yacht Club shall, upon request, submit an AIA form G702 Application and Certificate for Payment and AIA form G703 Continuation Sheet certified by an officer of GH Yacht Club indicating that such officer has inspected the improvements and agrees that the improvements, the cost of which payment is being requested, have been installed on the property of GH Yacht Club;

                  (d) Lender hereby reserves the right to require GH Yacht Club to provide such documents and follow such procedures as are required under applicable Michigan law;


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                  (e) Lender shall have the right to pay any contractor,
         subcontractor or supplier directly without the consent of GH Yacht Club, and to consider the amount of such payment as an advance against Loan III as though such amount had been advanced pursuant to a request by GH Yacht Club if such disbursement is deemed necessary by Lender to aid in the progress of construction. Lender shall, in no event, be responsible or liable to any person other than GH Yacht Club for its disbursement of or failure to disburse the proceeds of Loan III or any part thereof, and no contractor, subcontractor, supplier or laborer shall have any right or claim against Lender under this Amendment No. 1 or by virtue of Lender's administration hereof;

                  (f) Each request for advance submitted by GH Yacht Club shall constitute a representation that the work and materials for which payment is being requested have physically been incorporated into the property of GH Yacht Club, free of any security interest, lien or encumbrance, other than the liens in favor of Lender created as security for Loan III. The amount to be disbursed by Lender on the date set for each disbursement shall be an amount equal to that percent of the total construction work to be done that has been completed to date in accordance with the plans and specifications submitted to Lender less the total amount disbursed by lender prior to the disbursement date. Notwithstanding the foregoing, nothing herein shall obligate Lender to disburse any portion of the proceeds of Loan III for work performed where such disbursement request is for amounts in excess of the amounts set forth on the cost budget required to be provided to Lender;

                  (g) At any time requested by Lender, GH Yacht Club shall provide such evidence satisfactory to Lender to establish that there are sufficient funds available under Loan III to complete the improvements. To give effect to this condition, Lender may require either (i) that GH Yacht Club provide its own funds in an amount which is necessary in addition to Loan III to complete the improvements; and/or (ii) that a sufficient amount be retained from Loan III proceeds to assure, at all times, that the construction of the improvements can be completed; and

                  (h) Lender hereby reserves the right to automatically draw against any interest or sinking fund reserves that are established in connection with Loan III to fund such payments when due.

         5. SALE OF BOAT SLIPS AND PREPAYMENT OF LOAN III. At the time of the sale of any of the boat slips, to be constructed by GH Yacht Club (other than slips 35, 36, 37, 38, 39, 54 and 55, which are not being mortgaged to Lender), GH Yacht Club shall pay to the Lender the sum of Thirty-Five Thousand and 00/100 Dollars ($35,000.00) from the proceeds of such sale as a prepayment of Loan III. Upon such payment and the application thereof, Lender shall release all liens on the slip which has been sold which secure the repayment of Loan III, and Loans I and II. After Loan III has been paid in full, either as a result of the sale of boat slips, or otherwise, Thirty-Five Thousand and 00/100 Dollars ($35,000.00) from the proceeds of the sale of any additional boat slips shall be applied in prepayment of Loan II. After Loan II has been paid in full, Lender shall release any remaining liens


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on the assets of GH Yacht Club. Notwithstanding any other provision of the Loan
Agreement or the other Loan Documents to the contrary, Lender hereby consents to the sale of the boat slips and the disposition of the proceeds therefrom as contemplated hereby.

         6. SALES OF LOAN II COLLATERAL. Notwithstanding any other term or provision of the Loan Agreement, so long as any principal amount of Loan III shall remain outstanding or any interest or other amount payable with respect to Loan III shall remain unpaid, the proceeds from the sale of any Loan II Collateral shall be applied to reduce the outstanding principal of Loan III. No prepayment penalty shall be assessed in connection with any such sale or prepayment of Loan III.

         7. SUBORDINATION OF INDEBTEDNESS OF ROBERT E. SCHERMER, SR. Contemporaneously with the execution of this Amendment, MHG shall provide Lender with evidence satisfactory to Lender that the indebtedness of MHG to Robert E. Schermer, Sr. is subordinated to all obligations of MHG and its subsidiaries to Lender (including Loan III) on terms acceptable to Lender in its sole discretion.

         8. BORROWINGS AGAINST LIFE INSURANCE POLICIES. The Lender hereby agrees and consents that, notwithstanding any other provision of the Loan Agreement or the other Loan Documents, MHG shall be permitted to borrow up to Two Hundred Thousand and 00/100 Dollars ($200,000) of the cash value of the Life Insurance policies.

         9. REVISED DEFINITIONS. For purposes of this Amendment and the Loan Agreement after the date hereof, the following terms shall have the following meanings:

         "LOANS" means Loan I, Loan II and Loan III and any other loan made by the Lender under the Loan Agreement or any amendment or modification thereto. The term "Loan" shall mean any of the Loans.

         10. RATIFICATION OF LOAN AGREEMENT. Except as specifically amended hereby, the terms of the Loan Agreement are hereby ratified and confirmed as of this date.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers, as of the date first above written.

WITNESSES:                                  GREAT AMERICAN LIFE INSURANCE
                                             COMPANY



                                            BY:/s/ Mark F. Muething
---------------------------                   ---------------------------------
                                            ITS: Vice President
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                                           MERITAGE HOSPITALITY GROUP INC.

                                           BY:/s/ Christopher B. Hewett
--------------------------------              ---------------------------------
                                              Christopher B. Hewett, President
--------------------------------

                                           ST. CLAIR INN, INC.

                                           BY:/s/ Christopher B. Hewett
--------------------------------              ---------------------------------
                                              Christopher B. Hewett, President
--------------------------------

                                           GRAND HARBOR RESORT INC.

                                           BY:/s/ Christopher B. Hewett
--------------------------------              ---------------------------------
                                              Christopher B. Hewett, President
--------------------------------

                                           THOMAS EDISON INN, INCORPORATED

                                           BY:/s/ Christopher B. Hewett
--------------------------------              ---------------------------------
                                              Christopher B. Hewett, President
--------------------------------

                                           GRAND HARBOR YACHT CLUB INC.

                                           BY:/s/ Christopher B. Hewett
--------------------------------              ---------------------------------
                                              Christopher B. Hewett, President
--------------------------------

                                           MHG FOOD SERVICE INC.

                                           BY:/s/ Christopher B. Hewett
--------------------------------              ---------------------------------
                                              Christopher B. Hewett, President
--------------------------------